SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 5, 2002

Inprimis, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-21138

Florida	59-2479377

(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1601 Clint Moore Road, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)

(561) 997-6227

(Registrant’s telephone number, including area code)

Item 4. Change in Registrant’s Certifying Account.

     On March 5, 2002, Inprimis, Inc. appointed Kaufman, Rossin & Co. as the independent accounting firm to audit Inprimis’ financial statements for the year ended December 31, 2001 replacing Deloitte & Touche LLP, which resigned as Inprimis’ independent accounting firm on January 23, 2002, as reported on Inprimis’ Current Report on Form 8-K filed with the Commission on January 29, 2002.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2002

INPRIMIS, INC.

By: /s/ R. Michael Brewer

R. Michael Brewer Senior Vice President and Chief Financial Officer

3